UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 15, 2005

CAPITAL BANK CORPORATION
(Exact name of registrant as specified in its charter)

North Carolina (State or other jurisdiction of incorporation)	000-30062 (Commission File No.)	56-2101930 (I.R.S. Employer Identification Number)

4901 Glenwood Ave.
Raleigh, North Carolina 27612
(Address of principal executive offices)

(919) 645-6400
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.      Other Events.

On December 15, 2005, the board of directors of Capital Bank Corporation declared a cash dividend of $0.06 per share payable on January 17, 2006 to shareholders of record on January 2, 2006. The full text of the press release announcing the declaration of dividend is set forth in Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01.      Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No. 99.1	Description Press Release issued on December 19, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITAL BANK CORPORATION By: /s/B. Grant Yarber B. Grant Yarber President and Chief Executive Officer

Date: December 19, 2005

EXHIBIT INDEX

Exhibit No. 99.1	Description Press Release issued on December 19, 2005